UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                            CHECKPOINT SYSTEMS, INC.
           -----------------------------------------------------
   (Exact name of Registrant as specified in its Articles of Incorporation)

       Pennsylvania                          22-1895850
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   (State of Incorporation)          (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey       08086
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  (Address of principal executive offices)            (Zip Code)

                                  856-848-1800
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              -----------------------------------------------------
             (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Agreement

         On June 22, 2006, Checkpoint Systems, Inc. issued a press release announcing an agreement in principal to settle the class action complaints that arose in connection with the ID Security Systems Canada Inc. litigation. The class action complaints generally allege a claim of monopolization and are substantially based upon the same allegations as contained in the ID Security Systems Canada Inc. case (Civil Action No. 99-CV-577), as previously disclosed in the Registrant's annual reports on Form 10-K and quarterly reports on Form 10-Q.

Item 9.01  Financial Statements and Exhibits

(a) Not applicable


(b) Not applicable


(c) The following exhibits are filed herewith:


Exhibit 99.1 Press Release dated June 22, 2006.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHECKPOINT SYSTEMS, INC.
Dated:  June 22, 2006                        By: /s/ John R. Van Zile
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary

                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit Number    Description
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99.1              Press Release dated June 22, 2006